SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Lincoln Advisors Trust

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LINCOLN ADVISORS TRUST

PresidentialSM Protected Profile 2010 Fund*

PresidentialSM Protected Profile 2020 Fund*

PresidentialSM Protected Profile 2030 Fund*

PresidentialSM Protected Profile 2040 Fund*

PresidentialSM Protected Profile 2050 Fund*

1300 South Clinton Street

Fort Wayne, Indiana 46802

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

July 17, 2013

Dear Shareholders:

We are writing to notify you of a special meeting of shareholders (the “Meeting”) of the funds listed above (each, individually, a “Fund” and collectively, the “Funds”) of Lincoln Advisors Trust (“LAT”). The Meeting will be held on October 7, 2013 at 11:30 a.m. Eastern Time, in the offices of LAT at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The attached Proxy Statement describes in detail the proposed agenda items for the Meeting.

The following proposals will be considered and acted upon at the Meeting:

1.	To elect eleven trustees to the Board of Trustees of LAT; and

2.	To transact such other business, not currently contemplated, that may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record who owned shares of a Fund at the close of business on June 13, 2013 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

*

Effective August 12, 2013, the Fund names shall be as follows: Presidential® Managed Risk 2010 Fund; Presidential® Managed Risk 2020 Fund; Presidential® Managed Risk 2030 Fund; Presidential® Managed Risk 2040 Fund; and Presidential® Managed Risk 2050 Fund.

If you are a shareholder of record of a Fund as of the close of business on June 13, 2013, you have the right, and are being asked, to direct the persons listed on the enclosed proxy card as to how your shares in a Fund should be voted.

To assist you, a voting instruction form or proxy card is enclosed. In addition, a Proxy Statement describing the matters to be voted on at the Meeting or any adjournment(s) thereof is attached to this Notice. The enclosed voting instruction form or proxy card is being solicited on behalf of the Board of Trustees of LAT.

We realize that you may not be able to attend the Meeting to provide voting instructions or vote your proxy. However, we do need your voting instructions or your vote. Whether or not you plan to attend the Meeting, please promptly complete, sign, and return each voting instruction form or proxy card included with this Proxy Statement in the enclosed postage-paid envelope or provide your voting instructions or proxy by mail, telephone, or through the Internet as explained in the enclosed Proxy Statement. If you decide to attend the Meeting, you may revoke your prior voting instructions or proxy and provide voting instructions or your vote in person. The number of shares of each Fund attributable to you will be voted in accordance with your voting instruction form or proxy card.

If you have any questions about the Meeting, please feel free to call (800) 234-3500.

By Order of the Board of Trustees of LAT,

/s/Jill R. Whitelaw
Jill R. Whitelaw
Secretary
July 17, 2013

Important notice regarding the availability of proxy materials for the shareholder Meeting to be held on October 7, 2013: this Notice of Special Meeting of Shareholders, Proxy Statement and the form of voting instruction and proxy card are available on the Internet at https://www.proxy-direct.com/lin-24574.

LINCOLN ADVISORS TRUST

PresidentialSM Protected Profile 2010 Fund*

PresidentialSM Protected Profile 2020 Fund*

PresidentialSM Protected Profile 2030 Fund*

PresidentialSM Protected Profile 2040 Fund*

PresidentialSM Protected Profile 2050 Fund*

1300 South Clinton Street

Fort Wayne, Indiana 46802

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 7, 2013

This Proxy Statement is being furnished to the shareholders of the funds listed above (each, individually, a “Fund” and collectively, the “Funds”) of Lincoln Advisors Trust (“LAT”) in connection with the solicitation of voting instructions and proxies relating to LAT, by the Board of Trustees of LAT (the “Board of Trustees” or the “Trustees” or the “Board”), for a special meeting of shareholders (the “Meeting”) of the Funds of LAT to be held at the offices of LAT at 1300 South Clinton Street, Fort Wayne, Indiana 46802, at 11:30 a.m. Eastern Time on October 7, 2013.

*

Effective August 12, 2013, the Fund names shall be as follows: Presidential® Managed Risk 2010 Fund; Presidential® Managed Risk 2020 Fund; Presidential® Managed Risk 2030 Fund; Presidential® Managed Risk 2040 Fund; and Presidential® Managed Risk 2050 Fund.

The Board is soliciting voting instructions/proxies from its shareholders with respect to the following proposals:

Proposal	Who Votes on the Proposal?
1. To elect eleven trustees to the Board of Trustees;	Shareholders of LAT, with shareholders of all Funds voting together.
2. To transact such other business, not currently contemplated, that may properly come before the Meeting or any adjournments or postponements thereof.	All Funds

Only shareholders of record who owned shares of a Fund at the close of business on June 13, 2013 (the “Record Date”) are entitled to vote at the Meeting and at any adjournments or postponements thereof.

If you are a shareholder of record of a Fund on the Record Date, you have the right, and are being asked, to direct the persons listed on the enclosed proxy card as to how your shares in a Fund should be voted.

The date of the first mailing of the voting instruction form, proxy card and this Proxy Statement to shareholders will be on or about July 29, 2013. If you have any questions about the Meeting, please feel free to call us toll free at (800) 234-3500.

It is important for you to provide voting instructions or vote on the proposal described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the proposal.

FREQUENTLY ASKED QUESTIONS

Q:	What Proposal am I being asked to vote for in this Proxy Statement?

A:	Election of Trustees. At a meeting of the Board on June 10-11, 2013, the Nominating and Governance Committee of the Board nominated eleven individuals for election or re-election to the Board. Shareholders are asked to elect the nominees to serve as Trustees. If elected, each Trustee will serve until his or her successor is duly elected and qualified or until his or her resignation, death or retirement.

Q:	How do the Trustees recommend that I vote?

A:	The Board of Trustees recommends that you provide voting instructions or vote to approve the proposal.

Q:	How do I provide voting instructions or vote my shares?

A:	You may provide voting instructions or vote your shares by the Internet, by mail or by telephone.

Q:	Who will pay for the costs of the preparation, printing and mailing of this Proxy Statement?

A:	All mailing, printing, legal, proxy solicitation and tabulation expenses associated with the expense of the proposal to elect Trustees will be borne by LAT.

VOTING PROCEDURES

Shareholders are urged to designate their choices on the matter to be acted upon by using one of the following three methods:

BY INTERNET

•	Read the Proxy Statement.
•	Go to the voting link found on your voting instruction form or proxy card, or scan the QR code found on the proxy card.
•	Follow the instructions using your voting instruction form or proxy card as a guide.
•	(Do not mail the voting instruction form or proxy card if you provide voting instructions or vote by Internet.)

BY MAIL

•	Read the Proxy Statement.
•	Date, sign, and return the enclosed voting instruction form or proxy card in the envelope provided, which requires no postage if mailed in the United States.

BY TELEPHONE

•	Read the Proxy Statement.
•	Call the toll-free number found on your voting instruction form or proxy card.
•	Follow the recorded instructions using your voting instruction form or proxy card as a guide.
•	(Do not mail the voting instruction form or proxy card if you provide voting instructions by telephone.)

If you have any questions about the Meeting or anything in this Proxy Statement, please feel free to call us toll free at (800) 234-3500.

PROPOSAL 1: ELECTION OF TRUSTEES

(All Funds)

Shareholders of each of the Funds are being asked to elect eleven Trustees to serve on LAT’s Board of Trustees.

Who are the nominees for Trustee?

The nominees are: Daniel R. Hayes, Steve A. Cobb, Michael D. Coughlin, Nancy L. Frisby, Elizabeth S. Hager, Gary D. Lemon, Ph.D., Thomas A. Leonard, Thomas D. Rath, Pamela J. Salaway, Kenneth G. Stella, and David H. Windley. Eight current members of the Board of Trustees are standing for re-election by shareholders and three nominees, Mr. Cobb, Mr. Leonard and Ms. Salaway will stand for election by shareholders as Trustees for the first time. Mr. Leonard and Ms. Salaway have been nominated to stand for election but will not join the Board until December 1, 2013 if elected by shareholders. Among the nominees standing for election, Mr. Hayes is an “interested person” of LAT as that term is defined in the 1940 Act. Mr. Hayes is an interested person of LAT because he is an officer of The Lincoln National Life Insurance Company (“Lincoln Life”). The remaining nominees would be deemed to be “Independent Trustees” (i.e., Trustees who are not “interested persons” of LAT). Please refer to “How are nominees for Trustees selected?” for further detail on the nomination process.

Under the 1940 Act, generally no person may serve as a Trustee unless that person was elected as a Trustee by the outstanding voting securities of an investment company. However, a new Trustee may be appointed by the existing board members if immediately after such appointment at least two-thirds of the Trustees then holding office have been elected to such office by the holders of the outstanding voting securities at an annual or special meeting of shareholders.

If elected, each nominee will serve as Trustee until his or her successor has been duly elected and qualified for office or until his or her earlier resignation, death or retirement. Trustees shall retire at the end of the calendar year in which the Trustee turns 72 years old. Thus, Ms. Frisby is scheduled to retire at the end of 2013, and Mr. Coughlin will retire at the end of 2014. Each nominee is currently available and has consented to be named in this Proxy Statement and to serve if elected.

The table below provides certain background information for each nominee, including the number of Funds that the nominee oversees.

INFORMATION ON THE NOMINEES

Interested Trustee

Name, Address and Age	Position(s) Held With LAT	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex† Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Daniel R. Hayes* Radnor Financial Center 150 N. Radnor Chester Road Radnor, PA 19087 Age: 56	Chairman, President and Trustee	Since June 2011	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	76	Lincoln Variable Insurance Products Trust
*	Daniel R. Hayes, currently Chairman, President and Trustee of LAT, is an interested person of LAT because he is an officer of Lincoln Life.
†	The term “Fund Complex” includes the 5 Funds of LAT and 71 Funds of Lincoln Variable Insurance Products Trust.

Independent Trustees

Name, Address and Age	Position(s) Held With LAT	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex† Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb* 1300 S. Clinton Street Fort Wayne, IN 46802 Age: 42	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	76	Formerly, Director of SPS Commerce (supply chain software provider); Lincoln Variable Insurance Products Trust

Name, Address and Age	Position(s) Held With LAT	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex† Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 Age: 70	Trustee	Since June 2011	Management Consultant, Owner of Coughlin Associates	76	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC; Lincoln Variable Insurance Products Trust
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 Age: 71	Trustee	Since June 2011	Retired; Formerly, Senior Vice President and Chief Financial Officer, Desoto Memorial Hospital	76	Lincoln Variable Insurance Products Trust
Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 Age: 68	Trustee	Since June 2011	Retired; Formerly, State Representative State of New Hampshire; Executive Director, United Way of Merrimack County	76	Lincoln Variable Insurance Products Trust
Gary D. Lemon, Ph.D. 1300 S. Clinton Street Fort Wayne, IN 46802 Age: 65	Trustee	Since June 2011	Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneur-ship; Professor of Economics and Management, DePauw University	76	Lincoln Variable Insurance Products Trust

Name, Address and Age	Position(s) Held With LAT	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex† Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Thomas A. Leonard** 1300 S. Clinton Street Fort Wayne, IN 46802 Age: 64	Trustee Nominee	Proposed for Election	Retired; Formerly Partner of Pricewaterhouse Coopers LLP (accounting firm)	N/A	Alpha 1 Capital since 2011 (hedge fund); Copeland Capital Trust since 2010 (mutual fund); formerly, WT Mutual Fund (2008-2011)
Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 Age: 68	Trustee	Since June 2011	Managing Partner, Rath, Young, and Pignatelli, P.C. (law firm)	76	Formerly, Associated Grocers of New England (1997-2011); Lincoln Variable Insurance Products Trust

Pamela J. Salaway** 1300 S. Clinton Street Fort Wayne, IN 46802 Age: 55	Trustee Nominee	Proposed for Election	Retired; Formerly, Chief Risk Officer of Bank of Montreal/Harris Financial Corp. U.S. Operations	N/A	None

Kenneth G. Stella* 1300 S. Clinton Street Fort Wayne, IN 46802 Age: 69	Trustee	Since June 2011	Retired; President Emeritus, Indiana Hospital Association, Formerly, President, Indiana Hospital Association	76	St. Vincent Health; Lincoln Variable Insurance Products Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 Age: 70	Trustee	Since June 2011	Retired, Formerly, Director of Blue & Co., LLC (accounting firm)	76	Lincoln Variable Insurance Products Trust

*	Steve A. Cobb, Trustee, is the son-in-law of Kenneth G. Stella, Trustee.
**	Thomas A. Leonard and Pamela J. Salaway are nominees for Trustee and are not currently serving as Trustee.
†	The term “Fund Complex” includes the 5 Funds of LAT and the 71 Funds of the Lincoln Variable Insurance Products Trust.

What is the business background and other qualifications of the nominees?

The following is a brief description of the experience and attributes of each Trustee that led the Board to conclude that each Trustee (including each Trustee nominee) is qualified to serve on the Board of LAT. The information may assist in your decision on whether to vote in favor of a Trustee’s election. References to the experience and attributes of Trustees are pursuant to requirements of the SEC, and are not holding out the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any Trustee or the Board.

Steve A. Cobb. Mr. Cobb has served as a Trustee of LAT and Lincoln Variable Insurance Products Trust (“LVIP”) since 2013. He is currently a Managing Director of CID Capital (“CID”), a private equity firm he joined in 2001. Mr. Cobb is currently a Director of ABC Industries (industrial and mining ventilation products manufacturer), Salon Grafix (consumer hair care products manufacturer), and Matilda Jane (girls clothing manufacturer and marketer). He has previously served as a Director of multiple other private and public companies. Mr. Cobb is a founder and past Director of the Indiana Chapter of the Association for Corporate Growth. He is a past Director of several community non-profit organizations, most recently completing a three-year term on the Board of Directors of the Carmel Clay Public Library Foundation. Prior to joining CID, Mr. Cobb was a finance manager with Procter & Gamble where he held a variety of operational and financial roles, including financial analysis, accounting, and internal controls. Through his experience, Mr. Cobb provides the Board with over 20 years of financial, accounting and business management insight.

Michael D. Coughlin. Mr. Coughlin has served as a Trustee of LAT since 2011 and of LVIP since 2007. Mr. Coughlin previously served as a Director of the Jefferson Pilot Variable Fund, Inc. (“JPVF”) from 1989 to 2007, and as Chairman of JPVF from 2005 to 2007. Mr. Coughlin owns Michael D. Coughlin Associates (General Management Consulting) and previously was President of Concord Litho Company, Inc. from 1985 to 1999. Mr. Coughlin’s background includes Chairman or President roles in a number of companies and charitable organizations. He is currently a Trustee of New Hampshire Mutual Bancorp, MHC and Merrimack County Savings Bank. Through his experience, Mr. Coughlin is qualified to advise the Board in management, financial and investment matters.

Nancy L. Frisby. Ms. Frisby has served as a Trustee of LAT since 2011 and of LVIP since 1992. Ms. Frisby served as the Senior Vice President (since 2000) and Chief Financial Officer of the DeSoto Memorial Hospital, Arcadia, Florida from 1999 until her retirement in 2007. She previously served as Chief Financial Officer of Bascom Palmer Eye Institute at the University of Miami School of Medicine and the Chief Financial Officer of St. Joseph Medical Center, Fort

Wayne, Indiana. Ms. Frisby is a member of the American Institute of Certified Public Accountants and the Indiana CPA Society. She is a former officer of the Fort Wayne Chapter of the Financial Executives Institute, and previously served as Board Chair of the Byron Health Center in Fort Wayne. Ms. Frisby brings leadership and financial insight with over 30 years of financial, accounting and business management experience, and as former Chair of the Audit Committee.

Elizabeth S. Hager. Ms. Hager has served as a Trustee of LAT since 2011 and of LVIP since 2007. She previously served as a Director of the Jefferson Pilot Variable Fund, Inc. from 1989 to 2007. Ms. Hager served as Executive Director of the United Way of Merrimack County from 1996 until 2010, then Executive Vice President of Granite United Way until her retirement in 2011. Ms. Hager has also served as a State Representative in the State of New Hampshire for 26 years and on the Concord, New Hampshire City Council for nine years, with two of those years as Mayor of Concord. Previous experience for Ms. Hager also includes serving on the CFX Bank and Bank of New Hampshire Boards as well as many non-profit association boards. Through her experience, Ms. Hager provides the Board with legislative, consumer and market insights.

Daniel R. Hayes. Mr. Hayes has served as President, Chairman and Trustee of LAT since 2011. He has served as President and Trustee of LVIP since 2008 and as its Chairman since 2009. Mr. Hayes joined Lincoln Financial Group as Head of Funds Management in 2008. Mr. Hayes also serves as President and Director of Lincoln Investment Advisors Corporation. Mr. Hayes previously served as Senior Vice President with Fidelity Investments, managing Fidelity’s business and relationships with insurance companies. Prior to his employment with Fidelity, Mr. Hayes served as Vice President with Provident Mutual Life Insurance Company and as Vice President with Ameritas Financial. Mr. Hayes brings over twenty years of knowledge and experience in retirement, investment management, insurance, distribution, operations, marketing and business management.

Gary D. Lemon. Dr. Lemon has served as a Trustee of LAT since 2011. He has served as Advisory Trustee of LVIP since 2004 and as a Trustee since 2006. Dr. Lemon has a Master’s Degree and Ph.D. in Economics. Since 1976, Dr. Lemon has been a Professor of Economics at DePauw University. Dr. Lemon currently is the Joseph Percival Allen III University Professor and is the Director of the McDermond Center for Management and Entrepreneurship at DePauw University. He has served on several committees and in various advisory roles in both the community and university settings. Through his experience, Dr. Lemon brings academic and investment insight as the Chair of the Investment Committee.

Thomas A. Leonard. Mr. Leonard is a nominee for Trustee of LVIP and LAT. Mr. Leonard retired from Pricewaterhouse Coopers, LLP in 2008 where he had served as Financial Services Industry Leader in the firm’s Philadelphia office from 2000-2008 and from 1982-2008 as a Partner providing services to clients predominately in the asset management business with a focus on global fund complexes and insurance company retail and variable funds. Mr. Leonard holds a Certified Public Accountant designation. Mr. Leonard provides the Board with accounting, auditing and financial services industry experience.

Thomas D. Rath. Mr. Rath has served as a Trustee of LAT since 2011 and of LVIP since 2007. He previously served as a Director of the JPVF from 1997 to 2007. Mr. Rath, currently Chairman of Rath, Young and Pignatelli (Law Firm), served as Managing Partner of the firm until 2006 and has been with the firm since 1987 when he founded it. Mr. Rath was previously Vice Chairman of Primary Bank, Chairman of Horizon Bank, and Attorney General of the State of New Hampshire. Through his experience, Mr. Rath brings a legal and legislative perspective.

Pamela J. Salaway. Ms. Salaway is a nominee for Trustee of LVIP and LAT. Ms. Salaway retired from the Bank of Montreal/Harris Bancorp in 2010 where she had served as Chief Risk Officer of BMO’s U.S. Operations from 2007 to 2009 and as the Personal & Commercial Line of Business Chief Credit Officer/Chief Risk Officer from 2000 to 2010. Through her experience, Ms. Salaway provides the Board with risk management and business experience.

Kenneth G. Stella. Mr. Stella has served as a Trustee of LAT since 2011 and of LVIP since 1998. Mr. Stella is President Emeritus of the Indiana Hospital Association, Indianapolis, Indiana (“Association”). Mr. Stella served as the Chief Executive Officer for the Association from 1983 to 2007, providing executive management and leadership of all Association programs and services. Mr. Stella also serves as a Board Member of St. Vincent Health. Through his experience, Mr. Stella brings leadership and direction to the Board as the Lead Independent Trustee and Chair of the Nominating and Governance Committee.

David H. Windley. Mr. Windley has served as a Trustee of LAT since 2011 and of LVIP since 2004. Mr. Windley served as partner of the CPA firm of Blue & Co., LLC, from 1971 until his retirement in 2006, and worked as an auditor for healthcare, manufacturing, construction and various other industries. He was also a financial consultant to a number of different businesses. Through his experience, Mr. Windley provides accounting and business management insight as Chair of the Audit Committee.

Each Trustee also has familiarity with LAT, its investment adviser and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees.

What are the responsibilities of the Board of Trustees?

The primary responsibility of the Board is to represent the interests of LAT’s shareholders and to provide oversight of the management of the Funds. LAT’s primary day-to-day operations are managed by the investment adviser and other service providers who have been approved by the Board. The Board is currently comprised of nine Trustees, eight of whom (Messrs. Cobb, Coughlin, Lemon, Rath, Stella and Windley and Mesdames Frisby and Hager) are classified under the 1940 Act as “non-interested” persons of LAT (i.e., the Independent Trustees) and one of whom (Mr. Hayes) is classified as an interested person of LAT (i.e., the Interested Trustee). An Interested Trustee, Mr. Hayes, serves as the Chairperson of the Board.

The Board has a Lead Independent Trustee that serves as the primary liaison between LAT’s management and the Independent Trustees. The Lead Independent Trustee is selected by the Independent Trustees and serves until a successor is selected. Mr. Stella currently serves as the Lead Independent Trustee. The Lead Independent Trustee is also the Independent Trustee that is currently serving as the Chairperson of the Nominating and Governance Committee.

Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law. The Board establishes the policies and reviews and approves contracts and their continuance. The Board regularly requests and/or receives reports from the investment adviser, LAT’s other service providers and LAT’s Chief Compliance Officer. The Board has established three standing committees, Audit, Investment, and Nominating and Governance, and has delegated certain responsibilities to those committees. The Board and its committees meet periodically throughout the year to oversee LAT’s activities, review the Funds’ financial statements, oversee compliance with regulatory requirements and review investment performance. The Independent Trustees are represented by independent legal counsel at Board meetings.

A description of the composition and responsibilities of the Board committees follows:

Audit Committee.  The Board has established an Audit Committee, which is responsible for overseeing the Funds’ financial reporting process on behalf of the Board and for reporting the result of their activities to the Board. The Audit Committee will assist and act as a liaison with the Board in fulfilling the Board’s responsibility to shareholders of LAT and others relating to oversight of Fund accounting, LAT’s systems of control, LAT’s process for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audit of LAT. In addition, the Audit Committee oversees LAT’s accounting policies, financial reporting and internal control systems. The members of the Audit Committee are Independent Trustees: Steve A. Cobb, Nancy L. Frisby, Elizabeth S. Hager, and David H. Windley (Chairman).

Investment Committee.  The Board has established an Investment Committee, which is responsible for overseeing the performance of the Funds and other tasks as requested by the Board. The members of the Investment Committee include Independent Trustees: Michael D. Coughlin, Gary D. Lemon (Chairman) and Thomas D. Rath.

Nominating and Governance Committee.  The Board has established a Nominating and Governance Committee. The Nominating and Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board. The Board has adopted a charter for the Nominating and Governance Committee setting forth such Committee’s responsibilities. A copy of the charter is included as Exhibit A to this Proxy Statement. The current members of the Nominating and Governance Committee are Independent Trustees: Nancy L. Frisby, Elizabeth S. Hager, Kenneth G. Stella (Chairman) and David H. Windley.

Oversight of Risk.  As part of its general oversight of LAT, the Board is involved in the risk oversight of LAT. The Board/Investment Committee reviews the Funds’ investment performance with the adviser at each of its regularly scheduled quarterly meetings. The Board also reviews fair valuation reports at the quarterly Board meetings. In addition, the Board must approve any material changes to a Fund’s investment policies or restrictions. With respect to compliance matters, LAT’s Chief Compliance Officer provides the annual compliance report required by Rule 38a-1 under the 1940 Act, a quarterly report to the Audit Committee regarding the operation of LAT’s compliance policies and procedures and any material compliance issues that arose during the quarter, and meets with the Audit Committee at its quarterly meetings.

The Board considered the number of Funds in LAT, LAT’s total assets and the general nature of the Funds’ investments and determined that its leadership structure is appropriate given the characteristics of LAT.

How are nominees for Trustees selected?

The Nominating and Governance Committee is responsible for identifying and nominating candidates for Board membership as Independent Trustees through personal and business contacts of the Trustees. In addition, the Committee may use a search firm to identify candidates for the Board, if deemed necessary and appropriate to use such a firm. The Committee’s process for evaluating Independent Trustee candidates generally includes a review of the candidate’s background and experience and other due diligence as the Committee deems appropriate.

The Nominating and Governance Committee independently evaluates Independent Trustee candidates for Board membership. The Nominating and Governance Committee has not established any specific requirements that a candidate must meet in order to recommend the candidate to the Board to serve as a Trustee. In considering candidates for Board membership, the Committee takes into account a wide variety of factors, including but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (iv) the overall diversity of the Board’s composition. While the Nominating and Governance Committee considers overall diversity as a factor in evaluating the composition of the Board, the Committee does not have a formal policy in this regard.

In nominating Messrs. Cobb and Leonard and Ms. Salaway, the three nominees who qualify as Independent Trustees and who were not previously elected by shareholders, the Committee independently evaluated each such nominee considering the factors listed above in addition to the business background and attributes of each such nominee set forth in this Proxy Statement. The Committee determined that the process it followed was appropriate as to each such nominee and that each qualified as an Independent Trustee.

The Nominating and Governance Committee will accept shareholder recommendations for nomination to the Board. Shareholders who wish to submit recommendations for nominations to the Board must submit their recommendations in writing to LAT’s Nominating and Governance Committee c/o Lincoln Financial Group, Attn: Presidential Funds/Alliance, P.O. Box 7876, Fort Wayne, Indiana 46802. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating and Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.

Do the nominees for Trustee have an ownership interest in the Funds?

As of May 31, 2013, the dollar range of equity securities owned beneficially by each current Trustee and any new nominee for Trustee in the Funds and in any registered investment companies overseen by the Trustees within the same family of investment companies as the Funds is as follows:

Interested Trustee

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies†
Daniel R. Hayes	None	$10,001-$50,000

†	The term “Family of Investment Companies” includes the 5 Funds of LAT and the 71 Funds of LVIP.

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies†
Steve A. Cobb*	None	None

Michael D. Coughlin	None	Over $100,000

Nancy L. Frisby	None	Over $100,000

Elizabeth S. Hager	None	$50,001–$100,000

Gary D. Lemon	None	Over $100,000

Thomas A. Leonard**	None	None

Thomas D. Rath	None	Over $100,000

Pamela J. Salaway**	None	None

Kenneth G. Stella	None	Over $100,000

David H. Windley	None	Over $100,000

*	Steve A. Cobb was elected by the Trustees to the Board effective January 1, 2013.
**	Thomas A. Leonard and Pamela J. Salaway are nominees for Trustee and are not currently serving as Trustee.
†	The term “Family of Investment Companies” includes the 5 Funds of LAT and the 71 Funds of LVIP.

How often does the Board meet and how are the Independent Trustees compensated?

Frequency of Board Meetings.  The following table sets forth information regarding the number of meetings held by the Board and the committees of the Board for LAT’s most recently completed fiscal year. Each current Trustee who served on the Board during the entirety of LAT’s last fiscal year attended at least 75% of the Board meetings and of the meetings of committees on which the Trustee served.

	Board	Audit Committee	Investment Committee	Nominating and Governance Committee
LAT[1]	5	4	4	5

[1]	During the fiscal year ended September 30, 2012

Board Compensation.  The following table sets forth the compensation paid to the Independent Trustees by LAT for the fiscal year ended September 30, 2012 and by the Fund Complex for the fiscal year ended December 31, 2012. The Interested Trustee is not compensated for his service to the Board. The Trustees receive no pension or retirement benefits accrued as part of Fund expenses.

Name of Person, Position	Aggregate Compensation from LAT	Total Compensation from the Fund Complex†
Steve A. Cobb, Trustee*	N/A	N/A
Michael D. Coughlin, Trustee	$39	$92,500
Nancy L. Frisby, Trustee	$41	$98,500
Elizabeth S. Hager, Trustee	$39	$92,500
Gary D. Lemon, Trustee	$41	$98,500
Thomas A. Leonard, Nominee**	N/A	N/A
Thomas D. Rath, Trustee	$39	$88,000
Pamela J. Salaway, Nominee**	N/A	N/A
Kenneth G. Stella, Trustee	$43	$102,500
David H. Windley, Trustee	$39	$92,500

*	Steve A. Cobb was elected by the Trustees to the Board effective January 1, 2013.

** Thomas A. Leonard and Pamela J. Salaway are nominees for Trustees and are not currently serving as Trustee

† The term “Fund Complex” includes the 5 Funds of LAT and the 71 Funds of LVIP.

Who are the officers of LAT?

The Board appoints officers each year, and from time to time as necessary. The following individuals are executive officers of LAT: Kevin J. Adamson, Delson R. Campbell, Jeffrey D. Coutts, William P. Flory, Jr., Daniel R. Hayes, David A. Weiss, John (Jack) A. Weston, and Jill R. Whitelaw. Exhibit B includes biographic information and past business experience of each officer.

What is the Board recommending?

The Board is recommending that you provide voting instructions to vote or vote FOR all nominees for Trustee.

What is the required vote to approve Proposal 1?

Approval of the nominees requires the affirmative vote of a plurality of the shares of LAT represented at the Meeting, which means that the eleven nominees who receive the largest number of properly cast votes will be elected as Trustees.

SHAREHOLDER AND VOTING INFORMATION

Share Ownership

The number of shares of the Funds that were outstanding as of the Record Date is listed in the table in Exhibit C. Record Date shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.

To the knowledge of LAT, as of the Record Date, no person, except as set forth in the table at Exhibit D, owned of record 5% or more of the outstanding shares of any class of any Fund. On the Record Date, no nominee or Trustee or executive officer of LAT owned more than one percent of the outstanding shares of each Fund or class thereof.

Voting Information

In addition to the solicitation of voting instruction forms and proxy cards by mail, officers and employees of LAT, without additional compensation, may solicit voting and proxy instructions in person, by telephone, and electronically, including through the Internet. LAT will also engage a third-party vendor to solicit proxies from shareholders. The agreement between Georgeson Inc. (doing business as Computershare Fund Services) and Lincoln Life states that Computershare Fund Services will provide proxy solicitation and tabulation services for an approximate fee, including out-of-pocket expenses, ranging between $10,000 and $15,000. All mailing, printing, legal, proxy solicitation and tabulation expenses associated with the expense of the proposal to elect Trustees will be borne by LAT.

All properly executed proxy cards received in time for the Meeting will be voted as specified in the proxy card or, if no specification is made, FOR each proposal referred to in this Proxy Statement.

Revocation of Voting Instructions and Proxies.

If you are a direct owner of Fund shares, you may revoke your proxy at any time before it is voted by sending a written notice to the Secretary of LAT (at the address of LAT provided on the cover page of this Proxy Statement) expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person.

Quorum

A quorum of shareholders is necessary to hold a valid meeting and to consider the proposal in this Proxy Statement. For Proposal 1 the holders of 33 1/3% of the outstanding shares of LAT, as appropriate on the Record Date, present in person or by proxy at the Meeting shall constitute a quorum.

Votes Necessary to Approve Proposal

Approval of Proposal 1 (election of Trustees) requires the affirmative vote of a plurality of the shares of LAT represented at the Meeting, which means that the eleven nominees who receive the largest number of properly cast votes will be elected as Trustees. For Proposal 1, shares of LAT will vote together and will not be voted on a Fund by Fund basis.

Effect of Abstentions and Broker Non-Votes

Abstentions with respect to any proposal will count as present for purposes of establishing a quorum, but will not count as votes cast. Accordingly, abstentions will have no effect on Proposal 1 or any proposal to adjourn the Meeting.

A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares; and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal.

Adjournment

In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders. As stated above, abstentions will have no effect on any proposal to adjourn the Meeting. A shareholder vote may be taken with respect to LAT or one or more of the Funds on any (but not all) of the proposals prior to any adjournment as to which sufficient votes have been received for approval.

Other Business

To the knowledge of the Board, there is no other business to be brought before the Meeting. However, if other matters do properly come before the Meeting, the persons named as proxies on the enclosed proxy card will vote their proxies in their discretion on any other items (other than the proposals) that properly come before the Meeting.

Shareholder Proposals

Under authority granted to the Trustees by the Bylaws of LAT, and pursuant to applicable law, special meetings are called as required. Shareholders desiring to hold their own proxy solicitations in order to submit proposals in years in which the annual meeting is not held may require that a special meeting be called if they can obtain the written request of shareholders directly, representing certain stipulated percentages of the outstanding voting securities of the affected Fund. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. LAT is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or LAT’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. A shareholder wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send his or her written proposals to the Secretary of LAT at 1300 South Clinton Street, Fort Wayne, Indiana 46802. Proposals must be received a reasonable time before a Fund begins to print and mail the proxy materials for the meeting. More detailed information on these procedures for shareholders may be obtained from the Secretary of LAT.

Communications to the Board

Shareholders who wish to communicate to the full Board or to any individual Trustee may address correspondence to LAT c/o Lincoln Financial Group, Attn: Presidential Funds/Alliance P.O. Box 7876, Fort Wayne, Indiana 46802. Without opening any such correspondence, LAT management will promptly forward all such correspondence to the intended recipient(s).

OTHER INFORMATION

Independent Registered Public Accounting Firm

At a meeting held on December 3, 2012, the Audit Committee of LAT recommended the appointment and the Board, including all of the Independent

Trustees, selected Ernst & Young LLP (“E&Y”), One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, PA 19103, to serve as the independent registered public accounting firm of LAT for the fiscal year ended September 30, 2013. In addition to the audits of LAT’s financial statements, other services provided by E&Y include: review of annual reports and registration statements filed with the SEC; consultation on financial accounting and reporting matters; and meetings with the Audit Committee.

The Audit Committee must pre-approve all audit, audit related and non-audit services provided by E&Y prior to the commencement of any such engagement. The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Furthermore, pre-approval fee levels or budgeted amounts for all services to be provided by E&Y are approved annually by the Audit Committee. Any proposed services exceeding pre-approved levels or amounts require specific pre-approval by the Audit Committee. The Audit Committee monitors the audit services engagements, as necessary, and will also pre-approve any necessary changes in terms, conditions, and fees resulting from changes in audit scope, fee structure, or other items. The Chief Accounting Officer provides information on the annual audit services engagement terms and fees to the Audit Committee at the first regular meeting of the Audit Committee each year.

Representatives of E&Y are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring E&Y’s presence, such as to respond to appropriate questions.

The following are the respective fees incurred by LAT for the last year in connection with the services provided by E&Y with respect to the operations and financial reporting of LAT:

	Fees Billed for Services Rendered to LAT for the Fiscal Period Ended September 30, 2012[5]	Percentage of Fees Billed Applicable to Non-Audit Services Provided for Fiscal Year Ended September 31, 2012, Pursuant to Waiver of Pre-Approval Request
Audit Fees[1]	$75,000	N/A
Audit-Related Fees[2]	$3,500	0%
Tax Fees[3]	$0	0%
All Other Fees	$0	0%
Aggregate Non-Audit Fees[4]	$0	0%
Totals	$78,500	0%

[1]	Audit fees include fees associated with the annual audit and filings of LAT’s Form N-1A and Form N-SAR.
[2]	Audit-related services were comprised of a review of LAT’s semi-annual reports to shareholders.
[3]	Aggregate fees for tax services include, tax compliance, tax advice and tax planning.
[4]

Aggregate non-audit fees billed by LAT’s accountant for services rendered to LAT, LAT’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to LAT.

[5]	Funds of LAT commenced operations on November 2, 2011.

Investment Adviser

Lincoln Investment Advisors Corporation (“LIAC”) is located at One Granite Place, Concord, New Hampshire 03301.

Principal Underwriter and Distributor

Lincoln Financial Distributors, Inc., is located at 130 North Radnor-Chester Road, Radnor, Pennsylvania 19087 and is an affiliate of LIAC.

Administrator

Lincoln National Life Insurance Company is located at 1300 S. Clinton St., Fort Wayne, Indiana 46802 and is an affiliate of LIAC.

Householding

Only one copy of this Proxy Statement is mailed to households, even if more than one person in a household is a Fund shareholder of record, unless a Fund has received instructions to the contrary. If you need additional copies of this Proxy Statement, or if you do not want the mailing of a Proxy Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact LAT by calling 1-800-234-3500 or if using regular mail, by writing to LAT at P.O. Box 7876, Fort Wayne, Indiana 46801 or if using express mail, by writing to LAT at 1300 S. Clinton St., Fort Wayne, Indiana 46802. LAT will promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed.

Annual and Semi-Annual Reports

Shareholders can obtain a copy of the most recent Annual Report and any Semi-Annual Report of each Fund without charge, by calling LAT at 1-800-234-3500 or if using regular mail, by writing to LAT at P.O. Box 7876, Fort

Wayne, Indiana 46802 or if using express mail, by writing to LAT at 1300 S. Clinton St., Fort Wayne, Indiana 46802. You can also access the Annual Reports and Semi-Annual Reports at:

https://hub2.lfg.com/hub/portalPage/afpquery?productID-Z00027&defaultTab=Prospectus

EXHIBIT A

LVIP AND LAT NOMINATING AND GOVERNANCE COMMITTEES’ CHARTER

Membership

The Nominating and Governance Committees of the Lincoln Variable Insurance Products Trust (“LVIPT”) and the Lincoln Advisors Trust (“LAT”) (collectively, “Committees”) shall be composed entirely of independent trustees.

Nominating Functions

1.	Each Committee shall identify and nominate individuals to serve as independent trustees on the Board of Trustees. The nomination of independent trustees shall be by vote of a majority of each Committee and the nomination of interested trustees shall be by vote of a majority of the Board.

2.	Each Committee will independently evaluate candidates for Board membership. Suggestions for candidates may be submitted in writing to each Committee, although the Committee, at its discretion, may or may not choose to consider such candidate(s) for Board membership. Each Committee will accept shareholder recommendations for nomination to each Board. Shareholders who wish to submit recommendations for nominations to a Board must submit their recommendations in writing to the applicable Committee. Shareholders should include appropriate information on the background and qualifications of any person recommended to each Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.

3.	Each Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

4.	Each Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

5.	Each Committee shall review and recommend any appropriate changes in compensation for trustees, independent chair, and all committee chairs to the Board.

Committee Functions

1.	Each Committee shall make nominations for membership on all committees, committee chairs, and lead independent trustee or independent chair and shall review all of these assignments at least annually.

A-1

2.	Each Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. Each Committee shall make recommendations for committee chairs and the lead independent trustee or independent chair. Each Committee shall make recommendations for any such action to the full Board.

Ownership of Funds

The Independent Trustees have established the policy that an Independent Trustee will have $100,000 invested in LVIPT and/or LAT, in the aggregate, except that newly elected Independent Trustees will have three years from the date of becoming a Board member to attain that level of investment.

Other Responsibilities

1.	Each Committee shall monitor the performance of, and shall be responsible for the supervision of legal counsel employed by the Independent Trustees.

2.	Each Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

3.	Each Committee shall review the Charter at least annually and recommend any changes to the applicable Board of Trustees.

4.	Each Committee is responsible for managing the annual Board assessment process and any peer reviews.

Adopted by LVIP: February 24, 2003

Adopted by LAT: December 5, 2011

Last Amended by LVIPT and LAT: June 11, 2013

A-2

EXHIBIT B

OFFICERS OF LAT

Name, Address and Age	Position(s) Held With LAT	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Kevin J. Adamson 1300 S. Clinton Street Fort Wayne, IN 46802 Age: 47	Vice President	Since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, Director of Funds Management, The Lincoln National Life Insurance Company; Formerly, Director of Financial Operations, Swiss Re/Lincoln Re

Delson R. Campbell 1300 S. Clinton Street Fort Wayne, IN 46802 Age: 45	Vice President	Since December 2012	Vice President, The Lincoln National Life Insurance Company

Jeffrey D. Coutts 1300 S. Clinton Street Fort Wayne, IN 46802 Age: 43	Senior Vice President and Treasurer	Since March 2012	Treasurer, Lincoln National Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 Age: 52	Chief Accounting Officer and Vice President	Since June 2011	Second Vice President and Director of Separate Account Operations, The Lincoln National Life Insurance Company

Daniel R. Hayes Radnor Financial Center 150 N. Radnor Chester Road Radnor, PA 19087 Age: 56	Chairman, President and Trustee	President since December 2011	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments

B-1

Name, Address and Age	Position(s) Held With LAT	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
David A. Weiss One Granite Place Concord, NH 03301 Age: 36	Vice President	Since June 2011	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, Funds Management Research, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research; Mutual Fund/ Securities Analyst; Senior Mutual Fund Analyst, Jefferson Pilot Corp.

John (Jack) A. Weston One Granite Place Concord, NH 03301 Age: 53	Vice President and Chief Compliance Officer	Since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Treasurer, Jefferson Pilot Variable Fund, Inc.

Jill R. Whitelaw Radnor Financial Center 150 N. Radnor Chester Road Radnor, PA 19087 Age: 50	Vice President, Secretary and Chief Legal Officer	Since June 2011	Vice President and Chief Counsel–Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel—Montgomery, McCracken, Walker & Rhoades; Director—Merrill Lynch & Co.

B-2

EXHIBIT C

OUTSTANDING SHARES AS OF THE RECORD DATE JUNE 13, 2013

Lincoln Advisors Trust

Fund	Total Number of Shares Outstanding

PresidentialSM Protected Profile 2010 Fund
Class A:	1,137,298.06
Class C:	1,016.34
Class I:	202,390.37
Total:	1,340,704.77

PresidentialSM Protected Profile 2020 Fund
Class A:	1,118,782.62
Class C:	1,016.32
Class I:	204,430.62
Total:	1,324,229.56

PresidentialSM Protected Profile 2030 Fund
Class A:	689,641.84
Class C:	1,015.77
Class I:	202,261.96
Total:	892,919.57

PresidentialSM Protected Profile 2040 Fund
Class A:	383,624.20
Class C:	1,017.88
Class I:	203,888.17
Total:	588,530.25

PresidentialSM Protected Profile 2050 Fund
Class A:	141,042.19
Class C:	1,021.00
Class I:	210,736.82
Total:	352,800.01

C-1

EXHIBIT D

SHAREHOLDERS OWNING 5% OR MORE OF A CLASS AS OF THE RECORD DATE

Lincoln Financial Group Trust Company, Inc. (a New Hampshire corporation), is wholly-owned subsidiary of Lincoln Retirement Services Company, LLC (an Indiana corporation), which is a wholly-owned subsidiary of Lincoln Life (an Indiana corporation) which is a wholly-owned subsidiary of Lincoln National Corporation. The ownership levels indicated in the table below could result in the listed shareholder being able to determine the outcome of most issues that are submitted for a shareholder vote. However, Lincoln Financial Group Trust Company, Inc. and Lincoln Retirement Services Company, LLC do not beneficially own Fund shares, but hold them of record. The shares are normally voted by various individual retirement plan accounts (IRAs), other retirement plans and retirement plan participants.

As of June 13, 2013, LAT was aware that the following persons or entities owned of record 5% or more of the outstanding shares of each share class of the Funds.

Lincoln Advisors Trust

Fund	Shareholder Name and Address	Share Amount	Share %
PresidentialSM Protected Profile 2010 Fund
Class A:	Lincoln Financial Group Trust Company FBO Rollover IRA Plans 1 Granite Pl Concord, NH 03301-3258	963,488.66	84.72%

	Lincoln Financial Group Trust Company FBO Traditional IRA Plans 1 Granite Pl Concord, NH 03301-3258	153,861.09	13.53%

Fund	Shareholder Name and Address	Share Amount	Share %

Class C:	Lincoln National Life Insurance Company *Beneficial Owner 1300 S Clinton St Fort Wayne, IN 46802-3506	1,016.34	100%

Class I:	Lincoln National Life Insurance Company *Beneficial Owner 1300 S Clinton St Fort Wayne, IN 46802-3506	202,390.37	100%
PresidentialSM Protected Profile 2020 Fund
Class A:	Lincoln Financial Group Trust Company FBO Rollover IRA Plans 1 Granite Pl Concord, NH 03301-3258	748,992.18	66.95%

	Lincoln Financial Group Trust Company FBO Traditional IRA Plans 1 Granite Pl Concord, NH 03301-3258	192,924.18	17.24%

	Lincoln Retirement Services Company FBO Baldwin Foods 401K PS Plan PO Box 7876 Fort Wayne IN, 46801-78763	154,910.31	13.85%

Fund	Shareholder Name and Address	Share Amount	Share %

Class C:	Lincoln National Life Insurance Company *Beneficial Owner 1300 S Clinton St Fort Wayne, IN 46802-3506	1,016.32	100%

Class I:	Lincoln National Life Insurance Company *Beneficial Owner 1300 S Clinton St Fort Wayne, IN 46802-3506	202,385.83	99.00%
PresidentialSM Protected Profile 2030 Fund
Class A:	Lincoln Financial Group Trust Company FBO Rollover IRA Plans 1 Granite Pl Concord, NH 03301-3258	318,139.46	46.13%

	Lincoln Retirement Services Company FBO Baldwin Foods 401K PS Plan PO Box 7876 Fort Wayne IN, 46801-78763	216,888.67	31.45%

	Lincoln Financial Group Trust Company FBO Traditional IRA Plans 1 Granite Pl Concord, NH 03301-3258	136,503.88	19.79%

Fund	Shareholder Name and Address	Share Amount	Share %

Class C:	Lincoln National Life Insurance Company *Beneficial Owner 1300 S Clinton St Fort Wayne, IN 46802-3506	1,015.77	100%

Class I:	Lincoln National Life Insurance Company *Beneficial Owner 1300 S Clinton St Fort Wayne, IN 46802-3506	202,261.96	100%
PresidentialSM Protected Profile 2040 Fund

Class A:	Lincoln Financial Group Trust Company FBO Rollover IRA Plans 1 Granite Pl Concord, NH 03301-3258	166,377.12	43.37%

	Lincoln Retirement Services Company FBO Baldwin Foods 401K PS Plan PO Box 7876 Fort Wayne IN, 46801-78763	162,296.40	42.31%

	Lincoln Financial Group Trust Company FBO Traditional IRA Plans 1 Granite Pl Concord, NH 03301-3258	41,655.39	10.86%

Fund	Shareholder Name and Address	Share Amount	Share %

Class C:	Lincoln National Life Insurance Company *Beneficial Owner 1300 S Clinton St Fort Wayne, IN 46802-3506	1,017.88	100%

Class I:	Lincoln National Life Insurance Company *Beneficial Owner 1300 S Clinton St Fort Wayne, IN 46802-3506	202,699.49	99.42%
PresidentialSM Protected Profile 2050 Fund
Class A:	Lincoln Retirement Services Company FBO Baldwin Foods 401K PS Plan PO Box 7876 Fort Wayne IN, 46801-78763	91,934.82	65.18%

	Lincoln Financial Group Trust Company FBO Traditional IRA Plans 1 Granite Pl Concord, NH 03301-3258	20,864.93	14.79%

	Lincoln Financial Group Trust Company FBO Rollover IRA Plans 1 Granite Pl Concord, NH 03301-3258	20,168.39	14.30%

Fund	Shareholder Name and Address	Share Amount	Share %

	Lincoln Financial Group Trust Company FBO Roth IRA Plans 1 Granite Pl Concord, NH 03301-3258	8,074.05	5.72%

Class C:	Lincoln National Life Insurance Company *Beneficial Owner 1300 S Clinton St Fort Wayne, IN 46802-3506	1,021.00	100%

Class I:	Lincoln National Life Insurance Company *Beneficial Owner 1300 S Clinton St Fort Wayne, IN 46802-3506	203,308.78	96.48%

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
THANK YOU FOR VOTING

Read your proxy statement and have it at hand when voting.

If you vote on the Internet or by telephone, you need not return this proxy card.

FUNDS	FUNDS	FUNDS
PresidentialSM Protected Profile 2010 Fund	PresidentialSM Protected Profile 2020 Fund	PresidentialSM Protected Profile 2030 Fund
PresidentialSM Protected Profile 2040 Fund	PresidentialSM Protected Profile 2050 Fund

Please detach at perforation before mailing.

PROXY	LINCOLN ADVISORS TRUST 1300 S. CLINTON STREET FORT WAYNE, IN 46802 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 7, 2013	PROXY

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE LINCOLN ADVISORS TRUST.

The undersigned, revoking previous proxies with respect to the shares in the name of the undersigned, hereby appoint(s) Daniel R. Hayes, Kevin J. Adamson and Jill R. Whitelaw or any of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all shares of the funds listed above (each, individually a “Fund” and collectively, the “Funds”), each a series of the Lincoln Advisors Trust (“LAT”) with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on October 7, 2013, and at any adjournments or postponements thereof.

I acknowledge receipt of the Notice of the Special Meeting of the Shareholders and accompanying Proxy Statement dated July 17, 2013.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature

Signature of joint owner, if any

Date	LAT_24574_071713

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Lincoln Advisors Trust

Special Meeting of Shareholders to Be Held on October 7, 2013.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lin-24574

Please detach at perforation before mailing.

This proxy will be voted as instructed. If no specification is made for the proposal, the proxy will be voted “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	To elect eleven Trustees to serve on the Board of Trustees.			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01. Daniel R. Hayes	02. Steve A. Cobb	03. Michael D. Coughlin	☐	☐	☐
	04. Nancy L. Frisby	05. Elizabeth S. Hager	06. Gary D. Lemon
	07. Thomas A. Leonard	08. Thomas D. Rath	09. Pamela L. Salaway
	10. Kenneth G. Stella	11. David H. Windley

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

LAT_24574_071713